OMB APPROVAL
                                                     OMB Number:  3235-0060
                                                     Expires:  March 31, 2006
                                                     Estimated average burden
                                                     hours per response.....2.64

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2006

                             SOMANETICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Michigan                     0-19095             38-2394784
  ----------------------------        ------------      -------------------
  (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)      Identification No.)

        1653 East Maple Road, Troy, Michigan                 48083-4208
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (248) 689-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

================================================================================

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On January 31, 2006, Somanetics Corporation announced its financial results for the fourth quarter and fiscal year ended November 30, 2005 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     News release dated January 31, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006                SOMANETICS CORPORATION
                                       -----------------------------------------
                                       (Registrant)

                                       By:  /s/ Mary Ann Victor
                                            ------------------------------------
                                            Mary Ann Victor

                                       Its: Vice President and
                                            Chief Administrative Officer and
                                            Secretary

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------------------------------
99.1        News release dated January 31, 2006